UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alta Equipment Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee computed previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903	Alta Equipment Group Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 9, 2022
For Stockholders of record as of April 14, 2022
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ALTG

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/ALTG

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 27, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/ALTG	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Alta Equipment Group Inc.

Meeting Materials: The Company’s 2021 Annual Report & 2022 Proxy Statement
Meeting Type: Annual Meeting of Stockholders
Date:	Thursday, June 9, 2022
Time:	9:30 AM, Eastern Time
Place:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/ALTG for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ALTG

SEE REVERSE FOR FULL AGENDA

Alta Equipment Group Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL THE THREE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR “ONE YEAR” PROPOSAL 4 AND FOR PROPOSAL 5.

PROPOSAL

1.	Election of Directors

1.01 Ryan Greenawalt

1.02 Zachary Savas

1.03 Andrew Studdert

2.	Ratify the appointment of UHY LLP as our independent registered public accounting firm for 2022.

3.	Approve, in non-binding advisory vote, the compensation paid to our named executive officers

4.	Determine, in a non-binding advisory vote, whether a non-binding advisory stockholder vote to approve the compensation paid to named executive officers should occur every one, two, or three years

5.	Approve the Alta Equipment Group, Inc. 2022 Employee Stock Purchase Plan